Subsequent Events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent Events [Text Block]
(19) Subsequent Events
In January 2022, the Company received a final settlement notice related to the Forward Share Purchase Agreement. In conjunction with the final settlement, the Company repurchased 546,658 shares of common stock from Radcliffe at the Market Sales Price. The Company settled the repurchase with $5.5 million of the total $6.3 million held in restricted cash as of December 31, 2021, with the remaining balance of $0.8 million released to the Company. As a result of the final settlement transaction, the forward share purchase liability was reduced to zero.
On March 28, 2022, the Company entered into a Third Amendment to the Amended and Restated Lease Agreement with Sanford. The Third Amendment, among other things, provides for the least by the Company from Sanford of an additional 4,035 square feet of storage, laboratory and office space. The Third Amendment modifies the rent due under the Sanford Lease Agreement to $25.27 per square foot, or $841,061 due on an annual basis ($70,088 due on a monthly basis), until increased pursuant to the terms of the Sanford Lease Agreement. The associated amendment was retroactively applied to October 2021, and accounted for under ASC 842 as a separate right-of-use
asset. The consolidated financial statements and Note 8,
Leases
, include the relevant adjustments for the Third Amendment.